Exhibit 3.26

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	CONTROL NUMBER	:	0537018
	EFFECTIVE DATE	:	05/25/2005
	COUNTY	:	GEORGIA
	REFERENCE	:	0091
	PRINT DATE	:	05/25/2005
	FORM NUMBER	:	356

ROGERS & HARDIN

DAVID G. THUNHORST

229 PEACHTREE ST NE, STE 2700

ATLANTA, GA 30303

CERTIFICATE OF ORGANIZATION

I, Cathy Cox, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that

ROCK-TENN HILL COMPANY, LLC

A GEORGIA LIMITED LIABILITY COMPANY

has been duly organized under the laws of the State of Georgia on the effective date stated above by the filing of articles of organization in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

/s/ Cathy Cox Cathy Cox Secretary of State

Certification#: 7839015-1 Page 1 of 3

ARTICLES OF ORGANIZATION

OF

ROCK-TENN MILL COMPANY, LLC

I.	NAME. The name of the Limited Liability Company is Rock-Tenn Mill Company, LLC (the “Company”).

IN WITNESS WHEREOF, the undersigned has executed these Articles of Organization, this 24th day of May, 2005.

/s/ Robert B. McIntosh
Robert B. McIntosh, Organizer

4023.001 550018

Certification#: 7839015-1 Page 2 of 3

CATHY COX
Secretary of State

OFFICE OF SECRETARY OF STATE
CORPORATIONS DIVISION
315 West Tower, #2 Martin Luther King, Jr. Drive
Atlanta, Georgia 30334-1530
(404) 656-2817
Registered agent, officer, entity status information via the Internet
http://www.georgiacorporations.org

WARREN RARY
Director

ENRICO M. ROBINSON
Assistant Director

TRANSMITTAL INFORMATION
GEORGIA LIMITED LIABILITY COMPANY

DO NOT WRITE IN SHADED AREA - SOS USE ONLY

DOCKET # ________ PENDING # ________ CONTROL # 0537018

DOCKET CODE ________ DATE FILED ________ AMOUNT RECEIVED ________ CHECK/RECEIPT # ________

TYPE CODE ________ EXAMINER ________ JURISDICTION (COUNTY) CODE ________

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM

1.
LLC Name Reservation Number (if one has been obtained; if articles are being filed without prior reservation, leave this line blank)
Rock-Tenn Mill Company, LLC
LLC Name (List exactly as it appears in articles)

2. David G. Thunhorst — 404-420-4615
Name of person filing articles (certificate will be mailed to this person, at address below) — Telephone Number
229 Peachtree Street, N.E., Suite 2700
Address
Atlanta — GA — 30303
City — State — Zip Code

3. 504 Thrasher Street
Principal Office Mailing Address of LLC (Unlike registered office address, this may be a post office box)
Norcross — GA — 30071
City — State — Zip Code

4. Robert B. McIntosh
Name of LLC's Registered Agent in Georgia
504 Thrasher Street
Registered Office Street Address of LLC in Georgia (Post office box or mail drop not acceptable for registered office address)
Norcross — Gwinnett — GA — 30071
City — County — State — Zip Code

5. Name and Address of each organizer (Attach additional sheets if necessary)

Organizer	Address	City	State	Zip Code
Robert B. McIntosh	504 Thrasher Street	Norcross	GA	30071

6. Mail or deliver the following items to the Secretary of State, at the above address:
1) This transmittal form
2) Original and one copy of the Articles of Organization
3) Filing fee of $100.00 payable to Secretary of State. Filing fees are NON-refundable.

[signature] — 5/24/05
Authorized Signature — Date
Member, Manager, (Organizer) or Attorney-in-fact (Circle one)

Request certificates and obtain entity information via the Internet: http://www.georgiacorporations.org

FORM 231

Certification#: 7839015-1 Page 3 of 3